SCHEDULE 14A
                      (Rule 14a-101)

           INFORMATION REQUIRED IN PROXY STATEMENT


                 SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the
     Securities Exchange Act of 1934 (Amendment No. ____)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check  the appropriate box:
[  ]      Preliminary Proxy Statement
[  ]      Confidential, for use of the Commission Only (as
          permitted by Rule 14a-6(e)(2))
[X]       Definitive Proxy Statement
[  ]      Definitive Additional Materials
[  ]      Soliciting Material Pursuant to Rule 14a-11(c) or
          Rule 14a-12


                          PENEDERM INCORPORATED
          (Name of Registrant as Specified in Its Charter)

                          PENEDERM INCORPORATED
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]       No fee required.
[  ]      Fee computed on table below per Exchange Act Rules
          14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:


___________________________________________________________


    2)  Aggregate number of securities to which transaction applies:


___________________________________________________________


    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *


___________________________________________________________


     4) Proposed maximum aggregate value of transaction:


___________________________________________________________


     5) Total fee paid:


___________________________________________________________


[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:





                      PENEDERM INCORPORATED

                       __________________

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          June 24, 1998

TO THE STOCKHOLDERS OF PENEDERM INCORPORATED:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Penederm Incorporated, a Delaware corporation (the "Company"), will be held on Wednesday, June 24, 1998 at 10:00 a.m., Pacific time, at the Westin Hotel - San Francisco Airport, 1 Bayshore Highway, Millbrae, California, for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected.

     2.   To  approve  an amendment to the Penederm  Incorporated
          1994   Nonemployee  Directors  Stock  Option  Plan   to
          increase  by  150,000 the number of  shares  of  Common
          Stock reserved for issuance thereunder.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on April 27, 1998 (the "Record Date") are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

     All stockholders are cordially invited to attend the meeting in person. Any stockholder attending the meeting may vote in person even if such stockholder previously signed and returned a proxy.

                              FOR THE BOARD OF DIRECTORS



                              Lloyd H. Malchow
                              President and Chief Executive Officer



Foster City, California
May 11, 1998



     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE
COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY
IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF
YOUR SHARES.




                      PENEDERM INCORPORATED

                       __________________

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of Penederm Incorporated (the "Company") for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held Wednesday, June 24, 1998 at 10:00 a.m., Pacific time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Westin Hotel - San Francisco Airport, 1 Bayshore Highway, Millbrae, California. The Company's principal executive offices are located at 320 Lakeside Drive, Foster City, California 94404. The telephone number at that address is (650) 358-0100.

     These  proxy solicitation materials were mailed on or  about
May  11, 1998 to all stockholders entitled to vote at the  Annual
Meeting.

         INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Shares Outstanding

     Stockholders of record at the close of business on April 27, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 8,365,270 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), were issued, outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock are entitled to one vote for each share of Common Stock held. In order to constitute a quorum for conduct of business at the Annual Meeting, a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting must be represented at the Annual Meeting.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

Voting and Solicitation

     Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. All other proposals to come before the Annual Meeting require the approval of a majority of the shares of stock having voting power present. Abstentions as to a particular proposal will have the same effect as votes against the proposal. Broker non-votes, however, will be treated as unvoted for the purpose of determining approval of such proposal and will not be counted as votes for or against such proposal.

     Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile or other method. No additional compensation will be paid for any such services. Costs of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any other information furnished to the stockholders, will be borne by the Company. The Company may reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of Common Stock.


                          PROPOSAL ONE
                      Election of Directors

Nominees

     The bylaws of the Company provide for a Board consisting of not fewer than five nor more than nine directors. The size of the Board is set at eight. Eight directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eight nominees named below. All of the nominees named below are presently directors of the Company and, except for Mr. Smith, were elected to their present term by the stockholders of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

     The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified.

     The name of and certain other information regarding each nominee is set forth in the table below.

                                                                  Director
  Name of Nominee            Age      Position with the Company     Since
-------------------------    ---      -------------------------   --------
David E. Collins              64      Chairman of the Board         1994
Lloyd H. Malchow              44      Director, President and       1993
                                        Chief Executive Officer
Robert F. Allnutt             62      Director                      1996
William I. Bergman            66      Director                      1991
Mark J. Gabrielson            42      Director                      1996
Harvey S. Sadow, Ph.D.        75      Director                      1990
Joseph E. Smith.              59      Director                      1998
Gerald D. Weinstein, M.D.     61      Director                      1987

     There is no family relationship between any of the directors or executive officers of the Company. The Restated Certificate of Incorporation and bylaws of the Company contain provisions eliminating or limiting the personal liability of directors for violations of a director's fiduciary duty to the extent permitted by the Delaware General Corporation Law.

     Mr. Collins was appointed Chairman of the Board of the Company effective January 1, 1997 and served as a director since December 1994. From 1989 to October 1994, Mr. Collins was an Executive Vice President of Schering Plough Corporation and President of its Healthcare Products Division until his retirement. Prior to his employment with Schering Plough Corporation, he worked for Johnson & Johnson for 26 years in various capacities and was a member of its executive committee from 1982 through 1988. Mr. Collins has served as Chairman of the Council on Family Health and of the Non-Prescription Drug Manufacturers Association. Mr. Collins is a director of Calypte Biomedical, a prescription diagnostic company; Lander, Inc., a private consumer products company; and Clainel Enterprises, Inc. a private investment company.

     Mr. Malchow has served as President, Chief Executive Officer and a director of the Company since January 1995. Prior to that, he served as the Company's President and Chief Operating Officer, and as a director from May 1993 through January 1995. He was the Vice President and General Manager of the Herbert Skin Care Division of Allergan, Inc. from 1992 to May 1993. From 1983 to 1991 Mr. Malchow held various positions, including Vice President, Sales of Allergan Medical Optics (formerly American Medical Optics prior to acquisition by Allergan in 1985) and, most recently, Vice President for Global Development, Skin Care. Mr. Malchow holds a B.A. from Carroll College, a M.A. from the University of Maryland and a M.B.A. from Pepperdine University.

     Mr. Allnutt has been a director of the Company since May 1996. Since February 1995 Mr. Allnutt has been a Senior Counselor at APCO Associates, a public relations firm. From 1985 to 1995 he was the Executive Vice President of the Pharmaceutical Manufacturers Association (now PhRMA), a trade association representing multinational research based pharmaceutical companies. Prior to that, he served for 25 years in a variety of positions with the Federal government, including Associate Deputy Administrator for NASA, Assistant Administrator of the Energy Research and Development Administration, Staff Director of the United States Senate Committee on Aeronautics and Space and Associate General Counsel of the United States Commission on Government Procurement. Mr. Allnutt is a director of Cortex Pharmaceuticals, Inc. a development stage neuroscience company; and Cypros Pharmaceuticals, Inc., a drug and diagnostics product company.

     Mr. Bergman has been a director of the Company since March 1991. Mr. Bergman served in various positions with Richardson-Vicks Inc., a personal care products company, from 1952 until he retired in 1990. After Procter & Gamble Co. acquired Richardson-Vicks Inc., he served as President of Richardson-Vicks U.S.A. and Vice President of Procter & Gamble Co. until his retirement. Mr. Bergman is the President and a past Chairman of the Council on Family Health and is a past Chairman of the Nonprescription Drug Manufacturers Association. Mr. Bergman is a director of ZymeTx Inc., a private company engaged in research and development of human diagnostics.

     Mr.  Gabrielson has been a director of the Company since May
1996.   Since  January 1991 Mr. Gabrielson  has  been  a  general
partner of Prince Ventures, L.P., a venture capital management firm that serves as the general partner of Prince Venture Partners III, L.P. ("Prince"). Prior to joining Prince, Mr.
Gabrielson  served  in  a  variety  of  marketing  and   business
positions   with  SmithKline  Beecham  plc since  July   1978.    Mr.
Gabrielson is also a director of Inhale Therapeutic Systems, a drug delivery company and a number of private companies.

     Dr. Sadow has been a director of the Company since February 1990. He was President and Chief Executive Officer of Boehringer Ingelheim Corporation, a health care company, from 1971 to 1988 and of Boehringer Ingelheim Pharmaceuticals, Inc., an ethical specialty pharmaceutical company, from 1984 to 1988. In 1988, he became Chairman of the Board of both Boehringer Ingelheim Corporation and Boehringer Ingelheim Pharmaceuticals. He retired as Chairman of the Board of both companies in 1990 and continued serving as a director of both companies until 1993. Dr. Sadow is also the Chairman of the Board of Cortex Pharmaceuticals, Inc., a development stage neuroscience company, and Cholestech Corporation, a medical diagnostics company, and a director of Anika Therapeutics, Inc., a hyaluronic acid research company, Trega Biosciences, Inc., a public drug discovery company, and several privately-held health care related companies. Dr. Sadow served as the President of the Connecticut Academy of Science and Engineering.

     Mr. Smith has been a director of the Company since February 1998. Mr. Smith served in various senior management positions with Warner-Lambert Company from March 1989 until he retired in September 1997, including Corporate Vice President of Warner-Lambert and President of its Pharmaceuticals Division (Parke-Davis). Prior to joining Warner-Lambert Company, Mr. Smith worked for Rorer Pharmaceutical Corporation as president for three years and before that he worked for Johnson & Johnson for 21 years in various capacities. Mr. Smith is a director of VIVUS, Inc., a pharmaceutical company, Boren, Lepore, Inc., a company that provides outsourced promotional, marketing and educational services to the pharmaceutical industry, and Senus Corp., a privately-held biotechnology company. Mr. Smith also serves on the Board of Trustees of the International Longevity Center. Mr. Smith earned his MBA degree from the Wharton School of the University of Pennsylvania.

     Dr. Weinstein is a founder of the Company and has been a director since inception. He is a co-inventor of the technology underlying the Company's TopiCare Delivery Compounds. Dr. Weinstein has been the Chairman of the Department of Dermatology at the University of California, Irvine, College of Medicine since 1979. Dr. Weinstein is a staff member at the University of California, Irvine Medical Center, the Veterans Administration Hospital in Long Beach, California and the Irvine Medical Center. Dr. Weinstein received a B.A. from the University of Pennsylvania and a M.D. from the University of Pennsylvania School of Medicine.

Board Meetings and Committees

     The Board held a total of six meetings during the fiscal year ended December 31, 1997. No director attended fewer than 75 percent of the aggregate of all meetings of the Board and of the committees, if any, upon which such director served.

     The Audit Committee currently consists of Mr. Collins and Dr. Sadow. The principal functions of the Audit Committee are to recommend engagement of the Company's independent auditors, to consult with the Company's auditors concerning the scope of the audit and to review with them the results of their examination, to review and approve any material accounting policy changes affecting the Company's operating results and to review the Company's financial control procedures and personnel. The Audit Committee held one meeting during fiscal 1997.

     The Compensation Committee currently consists of Dr. Sadow, Mr. Bergman and Dr. Weinstein. The Compensation Committee determines compensation and benefits for the Company's executive officers and administers the Company's equity incentive plans. The Compensation Committee, which consists solely of outside directors ineligible to participate in the Company's discretionary employee stock programs, has sole and exclusive authority to grant stock options to officers and to directors who are also employees or consultants of the Company. The Compensation Committee held one meeting during fiscal 1997.

     The Board does not have a nominating committee.

Compensation of Directors

     The Company pays directors' fees to each director who is not an employee of, nor an affiliate of investors in, the Company. During fiscal 1997, the individuals who served as such directors during that period received fees of $6,200 for their services as directors except for Dr. Weinstein who received $12,000 pursuant to a consulting arrangement with the Company in lieu of such fees. As a result of an increase in board fees put in effect in June 1997, the Company expects to pay $10,000 to each outside director in fiscal 1998 for service on the Board. In addition, the Penederm Incorporated 1994 Nonemployee Directors Stock Option Plan (the "Directors Plan") provides that when a person who is not, and has not been in the preceding twelve months, an officer or an employee of the Company and who has not previously been a member of the Board is elected or appointed a member of the Board, the Company will grant that person on the effective date of such election or appointment an option to purchase 10,000 shares of the Company's Common Stock. The Directors Plan further provides that at the first meeting of the Board immediately following the annual meeting of stockholders of the Company, the Company will grant to each nonemployee director then in office (other than a nonemployee director who received an initial option grant under the Directors Plan on or after the record date for that annual meeting) an option to purchase 10,000 shares of Common Stock, or 15,000 shares in the case of the Chairman of the Board. Options granted under the Directors Plan vest over one year from the date of grant and are fully exercisable on the first anniversary of the option grant. The exercise price of option grants made under the Directors Plan is equal to the fair market value of the Common Stock on the date of grant.

                           MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding beneficial ownership of the Common Stock as of April 27, 1998 (i) by each person who is known by the Company to own beneficially more than 5 percent of the Common Stock, (ii) by each of the Company's directors, (iii) by each of the Company's executive officers named in the Summary Compensation Table under the caption "Executive Compensation" below and (iv) by all directors and executive officers as a group.



                                             Number of     Percentage of
                                              Shares          Shares
                                           Beneficially    Beneficially
                   Name                      Owned (1)     Owned (1) (2)

FRANKLIN RESOURCES, INC. (3)               1,439,300          17.2%
777 Mariners Island Blvd.
San Mateo, California 94404
Charles B. Johnson                         1,439,300          17.2
Rupert H. Johnson, Jr.                     1,439,300          17.2
Franklin Advisers, Inc.                    1,434,400          17.1
SAFECO CORPORATION                         1,450,467          17.3
Safeco Plaza
Seattle, Washington 98185
SAFECO ASSET MANAGEMENT(4)                 1,312,967          15.7
  Safeco Plaza
  Seattle, Washington 98185
SAFECO COMMON STOCK TRUST (5)                792,500           9.5
Safeco Plaza
Seattle, Washington 98185
SAFECO RESOURSES SERIES TRUST(6)             520,467           6.2
Safeco Plaza
Seattle, Washington 98185
Mark J. Gabrielson (7)                       287,591           3.4
Lloyd H. Malchow(8)                          359,840           4.1
John W. Quigley, Jr., Ph.D.(9)               137,333           1.6
William Gutshall(10)                          61,000            *
Edward Ebbers(11)                             58,771            *
Michael A. Bates (12)                         63,949            *
Gerald D. Weinstein, M.D.(13)                 55,225            *
David E. Collins(14)                          47,500            *
William I. Bergman(15)                        35,000            *
Harvey S. Sadow, Ph.D.(16)                    37,500            *
Robert F. Allnutt (17)                        18,500            *
Joseph E. Smith (18)                           3,369            *
All directors and executive officers as    1,165,578          12.7%
a group (12 persons)(19)
_______________

*  Less than one percent.

(1) This table is based upon information supplied by directors, officers and certain principal stockholders, as well as information included in Securities and Exchange Commission filings made by principal stockholders and other third party sources. Unless otherwise indicated in the footnotes to this table and subject to the community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown. Percentage of ownership is based on 8,365,270 shares of Common Stock outstanding as of April 27, 1998.

(2) Shares issuable upon exercise of outstanding options are considered outstanding for purposes of calculating the percentage of Common Stock of the person holding such options, but are not deemed outstanding for computing the percentage of ownership of any other person.

(3) The shares are reported to be beneficially owned by one or more investment companies or other managed accounts which are advised by Franklin Advisers, Inc. ("FAI") which is an investment advisory subsidiary of Franklin Resources, Inc. ("FRI"). FAI reports sole voting and dispositive power over the shares. Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Stockholders") report that they each own in excess of 10% of the outstanding common stock of FRI. FRI, the Principal Stockholders and FAI disclaim beneficial ownership of the shares.

(4)  SAFECO   Common  Stock  Trust  reports  shared  voting   and
     dispositive power for the shares shown.

(5) SAFECO Asset Management Company and SAFECO Corporation indicate shared voting and dispositive power and disclaim beneficial ownership of the shares shown, reporting that the shares are owned by registered investment companies for which they serve as advisor.

(6) SAFECO Resources Series Trust reports shares voting and dispositive power for the shares shown.

(7) Includes 270,091 shares held by Prince Venture Partners III, L.P. and 17,500 shares issuable upon exercise of outstanding options. Mr. Gabrielson is the general partner of Prince Ventures and the general partner of Prince Venture Partners III, L.P.

(8)  Includes   352,000   shares  issuable   upon   exercise   of
     outstanding options; 159,888 of such shares are not subject to repurchase on or after June 26, 1998.

(9)  Includes   130,944   shares  issuable   upon   exercise   of
     outstanding options; 69,511 of such shares are not subject to repurchase on or after June 26, 1998.

(10) Includes 61,000 shares issuable upon exercise of outstanding options; 23,582 of such shares are not subject to repurchase on or after June 26, 1998.

(11) Includes 54,375 shares issuable upon exercise of outstanding options; 19,777 of such shares are not subject to repurchase on or after June 26, 1998.

(12) Includes 59,250 shares issuable upon exercise of outstanding options; 13,685 of such shares are not subject to repurchase on or after June 26, 1998.

(13) Includes 27,500 shares issuable upon exercise of outstanding options.

(14) Includes 32,500 shares issuable upon exercise of outstanding options.

(15) Includes 35,000 shares issuable upon exercise of outstanding options.

(16) Includes 27,500 shares issuable upon exercise of outstanding options.

(17) Includes 17,500 shares issuable upon exercise of outstanding options.

(18) Includes 3,369 shares issuable upon exercise of outstanding options.

(19) Includes   818,438   shares  issuable   upon   exercise   of
     outstanding options; 438,931 of such shares are not subject to repurchase on or after June 26, 1998.

Executive Compensation

     The following table sets forth the total compensation for the fiscal years ended December 31, 1995, 1996 and 1997 of the Chief Executive Officer and each of the executive officers of the Company who served as executive officers at fiscal year end. None of the named executive officers earned any bonuses or compensation for the fiscal years other than as set forth in the table or received any restricted stock awards, stock appreciation rights or long-term incentive plan payouts.



                   Summary Compensation Table

                                       Annual   Annual    Long-Term
                                       Compen-  Compen-   Compen-      Other
                                       sation   sation    sation       Compen-
Name and                     Fiscal    Salary   Bonus     Options      sation
Principal Position            Year      ($)      ($)        (#)          (1)
--------------------------   ------   --------  -------  ----------    ------
Lloyd H. Malchow              1997    217,300   38,027        -         3,200
President, Chief Executive    1996    204,555   50,222     155,000      4,492
Officer and Director          1995    195,000   21,840      22,000      4,493

John W. Quigley, Jr., Ph.D.   1997    174,506   24,758         -        3,200
Vice President,               1996    167,349   16,334      49,500      4,492
Research and Development      1995    161,340   11,697       9,000      4,493

Edward Ebbers                 1997    135,830   11,885         -        2,720
Vice President,               1996    127,109   18,565      37,000      3,812
Sales and Marketing           1995    112,000    6,272       6,625      3,356

William Gutshall              1997    122,950   27,290         -        2,460
Vice President,               1996    115,664   15,910      27,000      2,314
Operations                    1995    109,419    7,440      21,000      2,184

Michael A. Bates (2)          1997    102,198   16,288      30,000      2,040
Chief Financial Officer,      1996     85,800    2,983      14,750      2,561
Vice President, Finance       1995     70,000    2,000       8,500      1,797
and Administration
_______________

(1) This column includes the value of the shares of Common Stock contributed by the Company to each executive officer's 401(k) account under the Penederm Incorporated 401(k) Plan. The shares are contributed effective as of the last trading day of the year and the number of shares contributed was based on the closing price of the Common Stock on that date.

(2)  Mr.   Bates  was  appointed  Vice  President,  Finance   and
     Administration as of October 13, 1997.


     The following table sets forth certain information regarding grants of stock options made during the fiscal year ended December 31, 1997 to the executive officers named in the Summary Compensation Table. Since inception, the Company has not granted any stock appreciation rights.



                Option Grants in Last Fiscal Year

                                        Individual Grants
                              ------------------------------------------      Potential
                                                                             Realizable
                                          % of                            Value at assumed
                                          Total                             Annual Rates
                                         Options                            Of Stock Price
                                        Granted to                        Appreciation For
                                        Employees    Exer-                 10 Year Option
                             Options    in Fiscal    cise                      Term (4)
                             Granted      Year       Price   Expiration   ------------------
    Name                     (#)(1)        (2)      ($/sh)    Date(3)      5%($)     10%($)
--------------------------    -------   ----------   ------    --------   --------  ----------
Lloyd H. Malchow                --         --          --        --         --         --
John W. Quigley, Jr., Ph.D      --         --          --        --         --         --
Edward Ebbers                   --         --          --        --         --         --
William Gutshall                --         --          --        --         --         --
Michael A. Bates             30,000       29.8%      $12.25  11/10/2007  $231,119   $585,700
_______________

(1) The options included in this table are all immediately exercisable, but the shares issuable upon option exercise are subject to a right of repurchase by the Company upon employment termination, which right of repurchase expires over a period of five years.

(2) The total number of options granted to the Company's employees during fiscal year 1997 was 100,800.

(3) The options are subject to earlier expiration in the event of the officer's termination of employment with the Company.

(4)  Potential  realizable value is based on an  assumption  that the  market  price of the stock appreciates  at  the  stated
     rate, compounded annually, from the date of grant until  the
     end    of  the  ten-year  option  term.   These  values  are
     calculated   based  on  requirements  promulgated   by   the
     Securities  and Exchange Commission and do not  reflect  the
     Company's estimate of future stock price appreciation.




     The following table sets forth certain information regarding exercises of stock options during the fiscal year ended December 31,1997 to the executive officers named in the Summary Compensation Table. Value realized is considered to be the difference between exercise price and market price on the date of exercise. Value of unexercised options is considered to be the difference between exercise price and market price of $10.00 per share on December 31, 1997.




       Aggregated Option Exercises in Last Fiscal Year and
                  Fiscal Year End Option Values

                                                                             Value of
                                                              Number of     Unexercised
                                                             Unexercised   In-the-Money
                                                             Options at     Options at
                                                             Fiscal Year    Fiscal Year
                                                               End (#)        End($)
                                 Shares
                                Acquired         Value      Exercisable/   Exercisable/
                              On Exercise       Realized    Unexercisable  Unexercisable
Name                              (#)             ($)            (1)
--------------------------   -------------      --------    -------------  --------------

Lloyd H. Malchow                 --                --         302,000/0     1,075,750/0
John W. Quigley, Jr., Ph.D       --                --         120,944/0       584,096/0
Edward Ebbers                    --                --          49,375/0        54,109/0
William Gutshall               3,000             $29,200       55,000/0       145,925/0
Michael A. Bates                 --                --          53,250/0        19,903/0

_______________

(1)  The  options  included  in this table  are  all  immediately exercisable,  but the shares issuable upon  option  exercise are  subject  to a right of repurchase by the  Company  upon employment  termination, which right of  repurchase  expires over a period of time.  At December 31, 1997, the number  of
     In-the-Money  shares  subject  to  repurchase  under   these
     options  and  their value were as follows:  Mr.  Malchow  --
     61,167  shares  having a value of $241,960; Dr.  Quigley  --
     22,168  shares  having  a value of $86,721;  Mr.  Ebbers  --
     13,334  shares  having a value of $40,168; Mr.  Gutshall  --
     17,167  shares having a value of $78,028; and Mr.  Bates  --
     5,250 shares having a value of $11,670.


     The Company did not make any awards during the fiscal year ended December 31, 1997 to any of the executive officers named in the Summary Compensation Table under any long-term incentive plan providing compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, excluding stock options.

Report of the Compensation Committee of the Board of Directors

     The Compensation Committee is comprised of three independent nonemployee directors. As members of the Compensation Committee, it is our responsibility to determine the most effective total executive compensation strategy, based upon the business needs of the Company and consistent with stockholders' interests, to administer the Company's executive compensation plans, programs and policies, to monitor corporate performance and its relationship to compensation of executive officers, and to make appropriate recommendations concerning matters of compensation.

     Compensation Philosophy

     The Company was formed in 1987 as a private company and initially offered Common Stock to the public in 1993. The major goals of the compensation program are to align compensation with the attainment of key business objectives and to enable the Company to attract, retain and reward capable executives who can contribute to the continued success of the Company. Equity participation and a strong alignment to stockholders' interests are key elements of the Company's compensation philosophy. Four key goals form the basis of compensation decisions for all employees of the Company:

     1.   To   attract  and  retain  the  most  highly  qualified
          management and employee team;

     2. To pay competitively compared to similar drug delivery and biopharmaceutical companies and to provide appropriate reward opportunities for achieving high levels of performance compared to similar organizations in the marketplace;

     3. To emphasize sustained performance by aligning rewards with stockholder interests, especially through the use of equity participation programs; and

     4. To motivate executives and employees to achieve the Company's annual and long-term business goals and encourage behavior toward the fulfillment of those objectives.

     As a result of this philosophy, the Company's executive compensation program consists of base salary, incentive stock options, performance share awards and standard benefits.

     Base Salary. The Compensation Committee recognizes the importance of maintaining compensation practices and levels of compensation competitive with drug delivery and biopharmaceutical companies in comparable stages of development. For external marketplace comparison purposes, a group of approximately 70 companies operating in our industry are utilized for determining competitive compensation levels.

     Base salary represents the fixed component of the executive compensation program. The Company's philosophy regarding base salaries is conservative, maintaining salaries somewhat below or at approximately the competitive industry median. Determination of base salary levels is established on an annual review of marketplace competitiveness with similar biopharmaceutical and drug delivery companies, and on individual performance. Periodic increases in base salary relate to individual contributions evaluated against established objectives, relative marketplace competitiveness levels, length of service, and the industry's annual competitive pay practice movement.

     Stock Options. The Compensation Committee strongly believes that one of the important goals of the compensation program should be to provide key employees who have significant responsibility for the management, growth, and future success of the company with an opportunity to increase their ownership of the Company and potentially gain financially from Company stock price increases. The interests of stockholders, executives and employees should thereby be closely aligned. Executives and key employees are eligible to receive stock options generally not more often than once a year, giving them the right to purchase shares of Common Stock of the Company in the future at a price equal to fair market value at the date of grant.

     Under the Company's stock option plans, shares of the Company's Common Stock may be purchased at the fair market value on the date of grant. All grants must be exercised according to the provisions of the Company's stock option plans. All outstanding options expire ten years from the date of grant.

     Performance Share Awards. The Compensation Committee also believes that a component of compensation of the executive management of the Company should be related to the Company's and the executive's specific objectives. Accordingly, the Compensation Committee granted performance share awards to the executive officers. These awards consisted of a bonus computed based on a designated percentage of salary, achievement of the Company's targeted objectives and achievement of the individual executive's targeted objectives, and are paid in cash or stock at the discretion of the Compensation Committee.

     Other Benefits. The Company's philosophy is to provide adequate health- and welfare-oriented benefits to executives and employees, but to maintain a highly conservative position with respect to executive benefits. The Company provides no executive benefits.

     1997 Compensation for the Chief Executive Officer

     In 1997, Lloyd Malchow was paid a salary of $217,300. Mr. Malchow was granted a performance share award in early 1997, which was paid in cash during the first quarter of 1998, based upon the Compensation Committee's evaluation of the attainment of the Company's and Mr. Malchow's stated objectives. The total cash compensation paid to Mr. Malchow in 1997 is approximately the industry median for chief executive officers of the competitive industry comparative group.

     Summary

     The Compensation Committee believes that the compensation of executives by the Company is appropriate and competitive with the compensation provided by other drug delivery and biopharmaceutical companies with which the Company competes for executives and employees. The Committee believes its compensation strategy, principles, and practices result in a compensation program tied to stockholder returns and linked to the achievement of annual and longer-term financial and operational results of the Company on behalf of the Company's stockholders.

     The Compensation Committee of the Board of Directors

               - William I. Bergman
               - Dr. Harvey S. Sadow
               - Dr. Gerald D. Weinstein

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Company currently consists of Mr. Bergman, Dr. Sadow and Dr. Weinstein.

Certain Relationships and Related Transactions

     Dr. Quigley, Senior Vice President, Research and Development of the Company, borrowed $125,000 from the Company under a promissory note dated June 15, 1990. The promissory note bears simple interest at the rate of 8.82 percent per annum, payable quarterly, and matures upon the earlier of (i) demand by the Company, which demand may be made at any time after June 15, 1992, or (ii) termination of Dr. Quigley's employment with the Company. Under an Amended and Restated Pledge Agreement executed by Dr. Quigley and the Company in November 1994, the obligation under the promissory note is secured by a portion of Dr. Quigley's options to purchase Common Stock of the Company.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission and the National Association of Securities Dealers. Such officers, directors and ten percent stockholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1997, there has been no failure by any of its officers, directors or ten percent stockholders to file on a timely basis any reports required by Section 16(a) of the Exchange Act.



Stock Price Performance Graph

     The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of the Company's Common Stock with the Nasdaq Stock Market Index (U.S.) (the "Nasdaq Composite Index") and the CRSP Nasdaq Pharmaceutical Stock Index (the "Nasdaq
Pharmaceutical Index"). Although the Securities and Exchange Commission regulations generally require the graph to cover a five-year period, the graph below covers a 50-month period since the Company's Common Stock has been publicly traded only since November 3, 1993. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.



 [EDGAR REPRESENTATION OF DATA POINTS ON STOCK PRICE PERFORMANCE
                             GRAPH]

                               10/29/93
                               11/3/93   12/31/93   12/30/94   12/29/95   12/31/96   12/31/97
 Penederm Incorporated           100        100        57         103        112         91
 Nasdaq Composite Index          100        100        97         138        170        208
 Nasdaq Pharmaceutical Index     100        100        75         137        137        142




     The comparison assumes a $100 investment on November 3, 1993 (the date of the Company's initial public offering) in the Company's Common Stock and on October 29, 1993 in the securities comprising the Nasdaq Composite Index and the securities comprising the Nasdaq Pharmaceutical Index.


                          PROPOSAL TWO
       Approval of Amendment to the Penederm Incorporated
          1994 Nonemployee Directors Stock Option Plan

Background

     The Board has approved, subject to stockholder approval, amendment to the Directors Plan as described below.

Description of the Proposal

     Currently, the total number of shares of Common Stock reserved and available for issuance pursuant to options under the Directors Plan is 200,000 shares. The proposed amendment to the Directors Plan increases the number of shares of Common Stock reserved for issuance thereunder by 150,000 to 350,000.

Description of the 1994 Nonemployee Directors Stock Option Plan

     Only nonemployee directors of the Company are eligible to participate in the Directors Plan. The Directors Plan is designed to work automatically. However, to the extent administration is necessary, it is provided by the Board or the Board may delegate its authority to a committee of the Board.

     Option grants to nonemployee directors are made on a formula basis and not on a discretionary basis. As currently in effect, the Directors Plan provides that when a person who is not, and has not been in the preceding twelve months, an officer or an employee of the Company and who has not previously been a member of the Board is elected or appointed a member of the Board, the Company will grant that person on the effective date of such election or appointment a non-qualified stock option (an "NQO") to purchase 10,000 shares of Common Stock. The Directors Plan further provides that on the first meeting of the Board immediately following the annual meeting of stockholders, the Company shall grant to each nonemployee director then in office an option to purchase 10,000 shares, or an option to purchase 15,000 shares if such nonemployee director is the Chairman of the Board of the Company.

     Options granted under the Directors Plan vest over one year from the date of grant and are fully exercisable on the first anniversary of option grant. The Company currently has seven nonemployee directors who are eligible to participate in the Directors Plan, all of whom have been nominated for election at the Annual Meeting. If the Directors Plan is amended as proposed, the number of shares of Common Stock reserved under the Directors Plan will increase by 150,000 shares.

     The consideration payable in connection with any option (including any related taxes) may be paid by promissory note of the nonemployee director or by delivery of shares of Common Stock of the Company. Options granted under the Directors Plan have a term of ten years. Options generally terminate three months after a nonemployee director ceases to be, for any reason, a director of the Company, but if a nonemployee director ceases to be a director due to death, disability or retirement, the Option may be exercised for two years after the termination. Options are not transferable, except by gift to a family member or a partnership or trust for a family member or by will or the laws of descent and distribution.

     The Board may amend, alter or discontinue the Directors Plan or any option at any time, except that the consent of a participant is required if the participant's existing rights under an outstanding option would be impaired. In addition, to the extent required under applicable tax and securities laws and regulations, the stockholders of the Company must approve any amendment, alteration, or discontinuance of the Directors Plan that would increase the total number of shares reserved under the Directors Plan and in certain other circumstances as the Board may deem advisable to comply with such laws and regulations. In addition, the provisions of the Directors Plan governing who is granted options, the number of shares covered by each option, the exercise price, and the period of exercisability and the timing of option grants may not be amended more than once every six months, other than for changes to comport with the Internal
Revenue Code of 1986, as amended (the "Code") or the Employee Retirement Income Security Act of 1974.

     In the event of a "change in control" of the Company, as defined in the Directors Plan, the vesting of options will automatically accelerate. A "change in control" is defined to include the acquisition of 20 percent or more of the voting power of the Company's outstanding stock, a proxy solicitation for one or more directors without support of the then-current Board, and certain mergers or reorganizations or other changes in ownership of the Company's assets or stock.

     The following table shows, based on the current composition of the Board and assuming approval of the amendments, the number of options which will be granted to the listed groups under the Directors Plan in 1998 and in each year thereafter until there are no longer shares reserved for issuance or until plan termination.



                                                    Number of Options (1)
                                                    ---------------------
                                                     1998     Thereafter
                                                    ------    -----------
All executive officers as a group                      0          0

All  directors who are not executive officers       85,000      75,000
as a group

All employees (other than executive officers)          0          0
as a group

________________
(1) All options granted at fair market value as of the date of grant.

     The Company believes that in order to attract and retain highly qualified candidates to serve as directors, it is important that directors have meaningful equity ownership in the Company. Initially, the reason for creating a nondiscretionary option plan for nonemployee directors was to permit the nonemployee directors to act as "disinterested" administrators for the Company's other equity benefit plans under rules of the Securities and Exchange Commission (the "Commission"), while still allowing equity participation by the nonemployee directors. Although subsequent rule changes by the Commission have eliminated such "disinterested" administration requirements, the Company believes that the automatic and non-discretionary nature of the Directors Plan best serves the interests of the Company.

Certain Federal Income Tax Consequences

     THE FOLLOWING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS THEREOF. THE APPLICABLE RULES ARE COMPLEX, AND INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PLAN PARTICIPANT. THIS PROXY STATEMENT DESCRIBES FEDERAL INCOME TAX CONSEQUENCES OF GENERAL APPLICABILITY, BUT DOES NOT PURPORT TO DESCRIBE PARTICULAR CONSEQUENCES TO EACH INDIVIDUAL PLAN PARTICIPANT OR FOREIGN, STATE OR LOCAL INCOME TAX CONSEQUENCES, WHICH MAY DIFFER FROM THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.

     Award; Exercise. The recipient of an Option (the "Optionee") is generally not taxable upon the award of an NQO.
The Optionee will have ordinary income at the time of exercise measured by the excess of the fair market value of the shares purchased upon exercise over the exercise price of the option (the "Option Spread") on the exercise date. The Optionee's tax basis in the shares will be their fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long- or short-term will begin on that date.

     Sale of Option Shares. Upon sale, other than to the Company, of shares acquired under a NQO, an Optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the Optionee's tax basis in the shares, which will be long-term gain or loss if the optionee's holding period in the shares is more than one year. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not necessarily equivalent to a dividend" within the meaning of the Code.

     Exercise with Stock. If an Optionee tenders Common Stock to pay all or part of the exercise price of a NQO, the Optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the Optionee had in the surrendered shares. The additional shares are taxable to the optionee and are treated as newly acquired with a basis equal to their fair market value on the exercise date.

     Special Federal Income Tax Consideration Due to Short Swing Profit Rule. The potential liability of a person subject to
Section 16 of the Securities Exchange Act of 1934 to repay short-swing profits from the resale of shares acquired under a Company plan constitutes a "substantial risk of forfeiture," which is treated as lapsing at such time as the potential liability under
Section 16 lapses. If the shares are subject to a substantial risk of forfeiture and the Optionee files an election under
Section 83(b) of the Code ("Section 83(b) Election") with respect to the shares, the Optionee will have ordinary income at the time of exercise as described above. If the shares are subject to a substantial risk of forfeiture and no Section 83(b) Election is filed, the Optionee will not be taxable upon exercise, but instead will have ordinary income, on the date the restrictions lapse, in an amount equal to the difference between the amount paid for the shares under the option and their fair market value as of the date of lapse; in addition, the Optionee's holding period will begin on the date of lapse. Persons subject to
Section 16 who would be required by Section 16 to repay profits from the immediate resale of stock acquired under a Company plan should consider whether to file a Section 83(b) Election at the time they acquire stock under a Company plan in order to avoid deferral of the date that they are deemed to acquire shares for federal income tax purposes.

Proposal

     Stockholders are being asked to approve the amendment to the Directors Plan. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock of the Company represented and voting at the Annual Meeting is required to adopt the amendment to the Directors Plan.

Board Recommendation

     The Board recommends a vote "FOR" approval of the proposal.

                      INDEPENDENT AUDITORS

     The Board has selected Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the 1998 fiscal year. Ernst & Young LLP has been engaged as the Company's auditors since 1995. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. The representatives of Ernst & Young LLP also will be available to respond to questions raised during the meeting.

                      STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented at the Company's 1999 meeting of stockholders must be received by the Secretary of the Company no later than January 11, 1999 in order to be included in the proxy soliciting material relating to that meeting.

                          OTHER MATTERS

     The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.

                              THE BOARD OF DIRECTORS

Dated: May 11, 1998




                     Penederm Incorporated
PROXY                                                  PROXY
               THIS PROXY IS SOLICITED ON BEHALF
                   OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) Lloyd H. Malchow and Michael A. Bates, or either of them, each with full power of substitution, the lawful attorneys and proxies of the undersigned to vote as designated below, and, in their discretion, upon such other business as may properly be presented to the meeting, all of the shares of PENEDERM INCORPORATED which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders to be held on June 24, 1998, and at any adjournments or postponements thereof.

      1.  To elect as directors David E. Collins, Lloyd H.
Malchow, Robert F. Allnutt, William I. Bergman, Mark J.
Gabrielson, Harvey S. Sadow, Ph.D., Joseph E. Smith and Gerald D.
Weinstein.

          [ ] FOR all nominees listed (except as indicated below)

          [ ]  WITHHOLD AUTHORITY to vote (as to all nominees)

     To withhold authority to vote for any individual nominee,
write that nominee's name on the line provided below:
    _______________________________________________________

      2.  To approve an amendment to the Penederm Incorporated
1994 Nonemployee Directors Stock Option Plan to increase by
150,000 the number of shares of Common Stock reserved for issuance thereunder.

          [ ]  FOR  [  ]  AGAINST  [  ]  ABSTAIN


     This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES OR PROPOSALS LISTED ABOVE.. This proxy may be revoked at any time prior to the time it is voted by any means described in the accompanying Proxy Statement.

                              _______________________________
                                       (Signature)

                              _______________________________
                                       (Signature)

                              Please  date and sign exactly as
                              name(s) appear(s) hereon. If shares
                              are held jointly, each holder should
                              sign.  Please give full title and
                              capacity in which signing if not
                              signing as an individual.

                              Dated:  _______________, 1998

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND MAIL IT PROMPTLY IN
THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES.






                                                         APPENDIX A



                      PENEDERM INCORPORATED
                  1994 NONEMPLOYEE DIRECTORS
                        STOCK OPTION PLAN


     1.   Purpose.

          The purpose of this Plan is to offer Nonemployee Directors of Penederm Incorporated an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing shares of the Company's Common Stock. This Plan provides for the grant of Options to purchase Shares. Options granted hereunder shall be "Nonstatutory Options," and shall not include "incentive stock options" intended to qualify for treatment under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended.

     2.   Definitions.

          As used herein, the following definitions shall apply:

          (a) "Administrator" shall mean the entity, either the Board or the committee of the Board, responsible for administering this Plan, as provided in Section 3.

          (b) "Affiliate" means a parent or subsidiary corporation as defined in the applicable provisions (currently, Sections 424(e) and (f), respectively) of the Code.

          (c) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

          (d) "Change in Control" shall mean the occurrence of any one of the following:

               (i)  any "person", as such term is used in
Sections 13(d) and 14(d) of the Exchange Act (other than the Company, an Affiliate, or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

               (ii) the solicitation of proxies (within the meaning of Rule 14a-1(k) under the Exchange Act and any successor rule) with respect to the election of any director of the Company where such solicitation is for any candidate who is not a candidate proposed by a majority of the Board in office prior to the time of such election; or

               (iii) the dissolution or liquidation (partial or total) of the Company or a sale of assets involving 30% or more of the assets of the Company, or any merger or reorganization of the Company, whether or not another entity is the survivor, or other transaction pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 70% of the shares of the Company outstanding after the transaction.

          (e)  "Code" shall mean the Internal Revenue Code of
1986, as amended from time to time, and any successor statute.

          (f)  "Company" shall mean Penederm Incorporated, a
California corporation.

          (g) "Common Stock" shall mean the Common Stock of the Company.

          (h) "Disability" means permanent and total disability as determined by the Administrator in accordance with the standards set forth in Section 22(e)(3) of the Code.

          (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

          (j) "Expiration Date" shall mean the last day of the term of an Option established under Section 6(c).

          (k)  "Fair Market Value" means as of any given date
(a) the closing price of the Common Stock on the Nasdaq National Market as reported in the Wall Street Journal; or (b) if the Common Stock is no longer quoted on the Nasdaq National Market but is listed on an established stock exchange or quoted on any other established interdealer quotation system, the closing price for the Common Stock on such exchange or system, as reported in the Wall Street Journal.

          (l) "Nonemployee Director" shall mean any person who is a member of the Board but is not an employee of the Company or any Affiliate of the Company and has not been an employee of the Company or any Affiliate of the Company at any time during the preceding twelve months. Service as a director does not in itself constitute employment for purposes of this definition.

          (m) "Option" shall mean a stock option granted pursuant to this Plan. Each Option shall be a nonstatutory option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (n) "Option Agreement" shall mean the written agreement described in Section 6 evidencing the grant of an Option to a Nonemployee Director and containing the terms, conditions and restrictions pertaining to such Option.

          (o) "Optionee" shall mean a Nonemployee Director who holds an Option.

          (p)  "Plan" shall mean this Penederm Incorporated 1994
Nonemployee Directors Stock Option Plan, as it may be amended from time to time.

          (q) "Section" unless the context clearly indicates otherwise, shall refer to a Section of this Plan.

          (r) "Shares" shall mean the shares of Common Stock subject to an Option granted under this Plan.

          (s)  "Tax Date" means the date defined in Section 7(c).

          (t) "Termination" means, for purposes of the Plan, with respect to an Optionee, that the Optionee has ceased to be, for any reason, a director of the Company.

          (u) "Window Period" means any 10-day period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of earnings or such other period as is specified in Rule 16b-3(e) under the Exchange Act, as such rule may be amended from time to time, or any successor to such rule.

     3.   Administration.

          (a) Administrator. The Plan shall be administered by the Board or, upon delegation by the Board, by a committee consisting of not less than two directors (in either case, the "Administrator"). The Administrator shall have no authority, discretion or power to select the Nonemployee Directors who will receive Options hereunder or to set the number of shares to be covered by each Option granted hereunder, the exercise price of such Option, the timing of the grant of such Option or the period within which such Option may be exercised. In connection with the administration of the Plan, the Administrator shall have the powers possessed by the Board. The Administrator may act only by a majority of its members. The Administrator may delegate administrative duties to such employees of the Company as it deems proper, so long as such delegation is not otherwise prohibited by Rule 16b-3 under the Exchange Act. The Board at any time may terminate the authority delegated to any committee of the Board pursuant to this Section 3(a) and revest in the Board the administration of the Plan.

          (b) Administrator Determinations Binding. Subject to the limitations set forth in Section 3(a), the Administrator may adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it from time to time shall deem advisable, may interpret the terms and provisions of the Plan, any Option and any Option Agreement and may otherwise supervise the administration of the Plan. All decisions made by the Administrator under the Plan shall be binding on all persons, including the Company and Optionees. No member of the Administrator shall be liable for any action that he or she has in good faith taken or failed to take with respect to this Plan or any Option.

     4.   Eligibility.

          Only Nonemployee Directors may receive Options under this Plan.

     5.   Shares Subject to Plan.

          (a) Aggregate Number. Subject to Section 9, the total number of shares of Common Stock reserved and available for issuance pursuant to Options under this Plan shall be 350,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or shares reacquired in private transactions or open market purchases, but all shares issued under the Plan regardless of source shall be counted against the 350,000 share limitation. If any Option terminates or expires without being exercised in full, the shares issuable under such Option shall again be available for issuance in connection with other Options. If shares of Common Stock issued pursuant to an Option are repurchased by the Company, such Common Stock shall not again be available for issuance in connection with Options. To the extent the number of shares of Common Stock issued pursuant to an Option is reduced to satisfy withholding tax obligations, the number of shares withheld to satisfy the withholding tax obligations shall not be available for later grant under the Plan.

          (b) No Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any Shares covered by his or her Option until the issuance (as evidenced by the appropriate entry on the books of the Company or its duly authorized transfer agent) of a stock certificate evidencing such Shares. Subject to Section 9, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the date the certificate is issued.

     6.   Grant of Options.

          (a) Mandatory Initial Option Grants. Subject to the terms and conditions of this Plan, if any person who is not, and has not been in the preceding twelve months, an officer or employee of the Company and who has not previously been a member of the Board is elected or appointed as a member of the Board, then on the effective date of such appointment or election the Company shall grant to such new Nonemployee Director an Option to purchase at an exercise price equal to the Fair Market Value of such Shares on the date of such option grant (i) 5,000 shares, if such person was elected or appointed to the Board on or prior to March 4, 1996, or (ii) 7,500 shares if such person was elected or appointed to the Board after March 4, 1996, or (iii) 10,000 shares if such person was elected or appointed to the Board on or after June 16, 1997.

          (b) Mandatory Annual Option Grants. Subject to the terms and conditions of this Plan, (i) on the date of the first meeting of the Board immediately following the annual meeting of shareholders of the Company (even if held on the same day as the meeting of shareholders) commencing with the annual meeting of shareholders held in 1994 and ending on March 4, 1996, the Company shall grant to each such Nonemployee Director then in office (other than a Nonemployee director who received a Grant under Section 6(a) in the previous six months) an Option to purchase 5,000 Shares at an exercise price equal to the Fair Market Value of such Shares on the date of such option grant,
(ii) on the date of the first meeting of the Board immediately following the annual meeting of stockholders of the Company (even if held on the same day as the meeting of shareholders) commencing with the annual meeting of shareholders held in 1996 and ending prior to the annual meeting of shareholders held in 1997, the Company shall grant to each such Nonemployee Director then in office (other than a Nonemployee Director who received a Grant under Section 6(a) on or after the record date for such annual meeting) an Option to purchase at an exercise price equal to the Fair Market Value of such shares on the date of such option grant: (A) 7,500 shares unless clause (B) below applies, or (B) 12,500 shares if such Grant is being made at the 1996 annual meeting of shareholders and the Nonemployee Director did not receive a grant under Section 6(a) or Section 6(b) since the record date of the 1995 annual meeting of shareholders and (iii) on the date of the first meeting of the Board immediately following the annual meeting of shareholders of the Company (even if held on the same day as the meeting of shareholders) commencing with the annual meeting of shareholders held in 1997, the Company shall grant to each such Nonemployee Director then in office (other than a Nonemployee Director who received a Grant under Section 6(a) on or after the record date for such annual meeting) an option to purchase at an exercise price equal to the Fair Market Value of such shares on the date of such option grant: (x) 10,000 shares unless clause (y) below applies, or (y) 15,000 shares if such Nonemployee Director is the Chairman of the Board of the Company.

          (c) Terms; Vesting. Subject to the other provisions of this Plan, each Option granted pursuant to this Plan shall be for a term of ten years. Each Option granted under Section 6(a) and Section 6(b) shall become exercisable with respect to 1/365th of the number of Shares covered by such Option for each day which elapses after the date of grant, so that such Option shall be fully exercisable on the first anniversary of the date such Option was granted.

          (d) Limitation on Other Grants. The Administrator shall have no discretion to grant Options under this Plan other than as set forth in Sections 6(a) and 6(b).

          (e) Option Agreement. As soon as practicable after the grant of an Option, the Optionee and the Company shall enter into a written Option Agreement which specifies the date of grant, the number of Shares, the option price, and the other terms and conditions applicable to the Option.

          (f)  Assignment or Transfer.

               (i)  All or any portion of any Option may be
transferred by an Optionee to (i) the spouse, children or grandchildren of the Optionee ("Immediate Family Members"), (ii) a partnership in which such Immediate Family Members are the only partners, or (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, provided that (x) there may be no consideration for such transfer, (y) the agreement pursuant to which such Options are transferred must be in a form consistent with this Plan, and must expressly provide for transferability in a manner consistent with this Section 6(f), and (z) subsequent transfers of transferred Options shall be prohibited except those in accordance with Section 6(f)(ii). Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of termination of Section 6(i) shall continue to be applied with respect to the original Optionee, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 6(i). Neither the Company nor the Administrator shall have any obligation to provide the transferee with notice of termination of an Optionee.

               (ii) Options shall be transferable only in accordance with Section 6(f)(i) or by will or the laws of descent and distribution.

          (g) Limits on Exercise. Subject to the other provisions of this Plan, an Option shall be exercisable in such amounts as are specified in the Option Agreement.

          (h) Exercise Procedures. To the extent the right to purchase Shares has accrued, Options may be exercised, in whole or in part, from time to time, by written notice from the Optionee to the Company stating the number of Shares being purchased, accompanied by payment of the exercise price for the Shares, and other applicable amounts, as provided in Section 7.

          (i) Termination. In the event of Termination, Options held at the date of Termination (and only to the extent then exercisable) may be exercised in whole or in part at any time within three months after the date of Termination (but in no event after the Expiration Date), but not thereafter. Notwithstanding the foregoing, if Termination is due to retirement or to death or Disability, Options held at the date of Termination (and only to the extent then exercisable) may be exercised in whole or in part by the Optionee in the case of retirement or Disability, by the participant's guardian or legal representative or by the person to whom the Option is transferred by will or the laws of descent and distribution, at any time within two years from the date of Termination (but in no event after the Expiration Date).

     7.   Payment and Taxes upon Exercise of Options.

          (a) Purchase Price. The purchase price of Shares issued under this Plan shall be paid in full at the time an Option is exercised.

          (b) Delivery of Purchase Price. Optionees may make all or any portion of any payment due to the Company

               (i)  upon exercise of an Option, or

               (ii) with respect to federal, state, local or foreign tax payable in connection with the exercise of an Option, by delivery of (x) cash, (y) check, or (z) a promissory note of the Optionee or shares of Common Stock so long as, if applicable, such property constitutes valid consideration for the Common Stock under, and otherwise complies with, applicable law. No promissory note under the Plan shall have a term (including extensions) of more than five years or shall be of a principal amount exceeding 90% of the purchase price paid by the borrower. Exercise of an Option may be made pursuant to a "cashless exercise/sale" procedure pursuant to which funds to pay for exercise of the Option are delivered to the Company by a broker upon receipt of stock certificates from the Company, or pursuant to which Optionees obtain margin loans from brokers to fund the exercise of the Option.

          (c) Tax Withholding. The Optionee shall pay to the Company in cash, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable (in either case, the "Tax Date"), all applicable federal, state, local and foreign withholding taxes that the Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of shares of Common Stock acquired upon exercise of an Option or otherwise related to an Option or shares of Common Stock acquired in connection with an Option.

          A person who has exercised an Option may make an election (i) to deliver to the Company a promissory note of the Optionee on the terms set forth in Section 7(b), (ii) to tender to the Company previously-owned shares of Common Stock held for at least six months, or (iii) to have shares of Common Stock to be obtained upon exercise of the Option withheld by the Company on behalf of the Optionee, to pay the amount of tax that the Administrator, in its discretion, determines to be required to be withheld by the Company. Any election pursuant to clause (iii) above by a Optionee subject to Section 16 of the Exchange Act shall be subject to the following limitations: (1) such election must be made at least six months before the Tax Date and shall be irrevocable; or (2) such election must be made in (or made earlier to take effect in) any Window Period (and the withholding of the shares of Common Stock shall take place during such Window Period) and shall be subject to approval by the Board, which approval may be given any time after such election has been made, and the Option must be held at least six months prior to the Tax Date; provided, that, the election referenced in clause (2) above may not be made unless (A) such election is consistent with Rule 16b-3(c)(2)(ii) under the Exchange Act, and (B) the Company has been subject to the reporting requirements of Section 13(a) of the Exchange Act for at least one year and has filed all reports and statements required to be filed pursuant to that section for that year. The right to so withhold shares of Common Stock shall relate separately to each Option.

     Any shares tendered to or withheld by the Company will be valued at Fair Market Value on such date. The value of the shares of Common Stock tendered or withheld may not exceed the required federal, state, local and foreign withholding tax obligations as computed by the Company.

     8.   Use of Proceeds.

          Proceeds from the sale of Shares pursuant to this Plan shall be used for general corporate purposes.

     9.   Adjustment of Shares.

          In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Common Stock, appropriate adjustments shall be made by the Administrator in the aggregate number and kind of shares of Stock reserved for issuance under the Plan and in the number, kind and exercise price of shares subject to outstanding Options; provided, however, that the number of shares subject to any Option shall always be a whole number.

     10.  Effect of Change in Control.

          In the event of a "Change in Control," any Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested.

     11.  No Right to Directorship.

          Neither this Plan nor any Option granted hereunder shall confer upon any Optionee any right with respect to continuation of the Optionee's membership on the Board or shall interfere in any way with provisions in the Company's Articles of Incorporation and By-Laws relating to the election, appointment, terms of office, and removal of members of the Board.

     12.  Legal Requirements.

          The Company shall not be obligated to offer or sell any Shares upon exercise of any Option unless the Shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the Shares are otherwise in compliance with all applicable securities laws and the regulations of any stock exchange on which the Company's securities may then be listed. The Company shall have no obligation to register the securities covered by this Plan under the federal securities laws or take any other steps as may be necessary to enable the securities covered by this Plan to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in the Shares to comply with applicable securities laws. Certificates evidencing Shares acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreements.

     13.  Duration and Amendments.

          (a) Duration. This Plan shall become effective upon adoption by the Board provided, however, that no Option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders' meeting, is obtained within 12 months after adoption by the Board. If such shareholder approval is not obtained within such time, Options granted hereunder shall terminate and be of no force and effect from and after expiration of such 12-month period.

          (b) Amendment and Termination. The Board may amend, alter or discontinue the Plan or any Option, but no amendment, alteration or discontinuance shall be made which would impair the rights of an Optionee under an outstanding Option without the Optionee's consent. In addition, the Board may not amend or alter the Plan without the approval of shareholders of the Company entitled to vote at a duly held shareholders' meeting or by an action by written consent and, if at a meeting, a quorum of the voting power of the Company is represented in person or by proxy, where such amendment or alteration would, except as expressly provided in the Plan, increase the total number of shares reserved for issuance pursuant to Options under the Plan or in such other circumstances as the Board deems appropriate to comply with Rule 16b-3 under the Exchange Act or otherwise. Notwithstanding any other provision of this Section 12(b), the provisions of the Plan governing (A) who is granted Options,
(B) the number of Shares to be covered by each Option, (C) the exercise price of each Option, (D) the timing of the grant of each Option, or (E) the period within which each Option may be exercised, shall not be amended more than once every six months, other than to comport with changes in the Code or the rules thereunder or the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

          (c) Effect of Amendment or Termination. No Shares shall be issued or sold under this Plan after the termination hereof, except upon exercise of an Option granted before termination. Termination or amendment of this Plan shall not affect any Shares previously issued and sold or any Option previously granted under this Plan.

     14.  Rule 16b-3.

          With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3 under the Exchange Act. To the extent any provision of this Plan or action by the Administrator fails to so comply, it shall be adjusted to comply with Rule 16b-3, to the extent permitted by law and deemed advisable by the Administrator. It shall be the responsibility of persons subject to Section 16 of the Exchange Act, not of the Company or the Administrator, to comply with the requirements of
Section 16 of the Exchange Act; and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3, or if any such person incurs any liability under
Section 16 of the Exchange Act.



As amended through April 23, 1998.